UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

Parametric Sound Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-54020	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ramrod Avenue, Suite #100
Henderson, Nevada 89014

(Address of Principal Executive Offices)
____________________

888-477-2150
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 24, 2012, Parametric Sound Corporation, a Nevada corporation (the “Company”), announced that its annual meeting will be held Wednesday, February 15, 2012 at 1:30 p.m. PST, at Radisson Hotel San Diego - Rancho Bernardo, 11520 West Bernardo Court, San Diego, California 92127.  A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated January 24, 2012, issued by Parametric Sound Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 24, 2012

Parametric Sound Corporation By: /s/ James A. Barnes James A. Barnes Chief Financial Officer, Treasurer and Secretary